1
Bank of America

2008
BASics/Industrials Conference

May 7, 2008
Exhibit 99.1

Olin Representatives
Joseph D. Rupp
 Chairman, President & Chief Executive Officer
John E. Fischer
 Vice President & Chief Financial Officer
John L. McIntosh
 Vice President & President, Chlor-Alkali Products
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Investment Rationale
• Strong outlook based on:
 – Relatively high ECU prices
 – Benefits from the Pioneer acquisition
 – Increasing profitability from Winchester
• Strong balance sheet with no debt maturities until
 2011
• Substantial cash flow supports 81+ year continuous
 common dividend with above average yield

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
 • Being low cost, high quality producer, and #1 or
 #2 supplier in the markets we serve
 • Providing excellent customer service and
 advanced technological solutions
 • Generating returns above the cost of capital over
 the economic cycle

Total Return to Shareholders in Top Third of S&P Mid Cap 400
Return on Capital Employed Over Cost of Capital Through the Cycle
Olin Corporation Goal: Superior Shareholder Returns
Olin Corporate Strategy
1. Build on current leadership positions in Chlor-Alkali
 and Ammunition
 • Improve operating efficiency and profitability
 • Integrate downstream selectively
2. Allocate resources to the businesses that can create the
 most value
3. Manage financial resources to satisfy legacy liabilities

Impact of Strategic Actions
“The New Olin”
• Improved profitability
• Improved product mix with increased value added
 bleach and greater geographic diversity
• Stronger balance sheet with reduced working capital
 investment and volatility
• $30 million per year lower legacy costs

Olin’s Chlor Alkali Strategy
• Be the preferred supplier to merchant chlor alkali
 customers in addition to being the low cost producer
• Goal is to increase the value of the Chlor Alkali
 Division to Olin through:
 – Optimizing capacity utilization
 – Higher margin downstream products
 – Cost reduction and financial discipline

Pioneer Acquisition
• Synergistic, bolt-on acquisition that enhances our
 chlor-alkali franchise
 – Immediately accretive to earnings and cash flow that
 remains highly accretive throughout the cycle
 – Improves profitability through synergies and capacity
 optimization
 – Provides platform for value added growth
 • #1 supplier of industrial bleach in North America
 • St. Gabriel conversion and expansion

Synergies & Cost Reductions
• $5.5 million of synergies realized in Q1
• Total synergy forecast increased from $35 million
 annual rate to at least $40 million
• Synergies of $8 to $10 million annually expected to be
 realized from Dalhousie plant closing
• St. Gabriel expansion/conversion expected to reduce
 annual energy costs by approximately $25 million

Pioneer
’
s Acquisition moves Olin up to #3 Producer and
…
Chlorine Capacities
Source: CMAI/Olin
0
1,000
2,000
3,000
4,000
5,000
Dow
Occidental
Olin*
PPG
Formosa
GGC
Bayer AG
Mexichem
Diaphragm
Membrane
Mercury
Other
4,780
3,484
1,955
1,856
880
471
430
371
* Includes
St.Gabriel
expansion and Dalhousie shutdown

…
Enhances Olin
’
s Operational and Geographical Platform
39
Pioneer Chlorine Plants
Pioneer Bleach Plants
Source: /Olin
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
McIntosh, AL
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour
, Quebec
Olin Chlorine & Bleach Plants
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
McIntosh, AL (50%
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
McIntosh, AL
1,955
Total
108
Augusta, GA
152
Henderson, NV
160
Sunbelt)
246
St. Gabriel, LA
(2)
248
Charleston, TN
286
Niagara Falls, NY
340
Becancour
, Quebec
(1)
415
Chlorine Capacity
(
-
000 Short Tons)
Location
(1)
Pioneer
’
s
Becancour
Plant has 275,000 short tons
diaphragm and 65,000 short tons membrane capacity
(2)
Pioneer
’
s St. Gabriel plant includes the announced
49,000 short tons capacity expansion and conversion to
membrane cell
Plant Locations

• Industry pricing environment has improved through:
 – Capacity Reductions
 – Higher natural gas prices have increased
 competitor manufacturing costs (Olin system uses
 approximately 25% natural gas)
 – Weaker US dollar and higher transportation costs
 have significantly reduced caustic imports
 – A $10 ECU change equals a $17 million change in
 pretax income at full capacity or $0.15/share at a
 35% tax rate
ECU Netback Outlook

ECU Netback Outlook
• First quarter caustic price announcements totaling $80
 per ECU are supported by tight caustic supply, expected
 to be realized in Q2 and Q3
• Second quarter caustic price announcement totaling $60
 per ECU expected to be realized in Q4 and Q1 2009
• Higher ECU netbacks are driven by caustic pricing
 offsetting lower chlorine prices and higher freight costs:
   2006 2007 2008 2008 Caustic
   Netback Netback Netback Announcements
 Q1  $590 $500  $580   $80
 Q2  $560 $510     $60
 Q3  $540 $540
 Q4 $520 $555

Capacity Rationalization
North America Chlor Alkali Capacity
Reductions 2000 Through 2010
North America Chlor Alkali Capacity
Expansions 2000 Through 2010
Company	Location	Short Tons as Chlorine
Dow	Plaquemine, LA	(375,000)
Oxy Vinyls LP	Deer Park, TX	(395,000)
Formosa Plastics	Baton Rouge, LA	(201,000)
Pioneer	Tacoma, WA	(214,000)
Atofina	Portland, OR	(187,000)
La Roche	Gramercy, LA	(198,000)
OXY	Delaware City, DE	(145,000)
Holtra Chem	Orrington, ME	(80,000)
Holtra Chem	Acme, NC	(66,000)
Cedar Chem	Vicksburg, MS	(40,000)
Georgia Pacific	(3 locations)	(24,000)
Oremet	Albany, OR	(5,000)
Dow	Ft. Saskatchewan	(526,000)
St. Anne Chem	Nackawic, NB	(8,000)
Olin (KOH Cnv)	Charleston, TN	(110,000)
Oxy (KOH Cnv ‘08)	Taft, LA	(213,000)
Pioneer (Mb Cnv ‘09)	St. Gabriel, LA	(197,000)
PPG (Mb Cnv ’08)	Lake Charles, LA	(280,000)
Total Reductions		(3,264,000)
Source: Olin Data
Reductions (3,264,000)
Expansions  2,441,000
Net Reductions (843,000)
Company	Location	Short Tons as Chlorine
Vulcan	Geismer, LA	210,000
Westlake	Calvert City, KY	80,000
SunBelt	McIntosh, AL	70,000
Oxy	Various Sites	22,000
AV Nackawic	Nackawic, NB	10,000
Equachlor	Longview, WA	80,000
PPG	Lake Charles, LA	280,000
Pioneer (‘09)	St. Gabriel	246,000
Westlake (‘10)	Geismar, LA	350,000
Shintech (‘08/‘09)	Plaquemine, LA	543,000
Shintech (‘10)[1]	Choc Bayou, TX	550,000
Total Expansions		+2,441,000
1 There is speculation that Shintech’s Chocolate Bayou plant may not be built, given their new supply agreement with Dow.

Why Industrial Bleach
• Bleach commands a $100 to $200 price premium over
 ECU selling prices
• Utilizes both chlorine and caustic soda
• Regional nature of bleach business benefits Olin
 geographic diversity
• Platform for future growth
• Current capacity of 250 million gallons or 160,000
 equivalent ECU’s

Products
End Uses
Winchester ® sporting ammunition -- shot- shell, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies
Small caliber military ammunition	Infantry and mounted weapons
Industrial products -- 8 gauge loads & powder- actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry
Winchester Products

Winchester’s Strategy
• Leverage existing strengths
 – Seek new opportunities to leverage the
 legendary Winchester® brand name
 – Investments that maintain Winchester as the
 retail brand of choice and lower costs
• Focus on product line growth
 – Continue to develop new product offerings

Winchester
• Twelve price increases announced since beginning of
 2004 to offset higher metal prices
• Other U.S. manufacturers including, Remington and
 ATK, have implemented similar price increases
• Continued expansion of military and law enforcement
 business now accounts for 25 - 30% of total revenue:
 – Military awards of approximately $100 million in 2007
 – FBI awards of $54 million each in 2007 and 2008
 – 3rd and 4th deliveries of Second Source contract secured
 totaling approximately $60 million

Financial Highlights
• Strong Balance Sheet
 – Net debt / EBITDA is less than 1x
 – Ample liquidity with multi-year lines of credit
 totaling $375 million and cash of $276 million
 – Pension plan now over-funded
• Strong Profit Outlook
 – ECU price trend is favorable due to strength of caustic
 soda
 – Winchester performance continues to improve
 – Significant reduction in legacy costs

• Strong outlook based on:
 – Relatively high ECU prices
 – Benefits from the Pioneer acquisition
 – Increasing profitability from Winchester
• Strong balance sheet with no debt maturities until
 2011
• Substantial cash flow supports 81+ year continuous
 common dividend with above average yield
Investment Rationale

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-
 K for the year ended December 31, 2007 and in
 Olin’s First Quarter 2008 Earnings Release. These
 reports are filed with the U.S. Securities and
 Exchange Commission.